UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 3, 2012
_____________

Unigene Laboratories, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 8.01 Other Events

Unigene Laboratories, Inc. today announced that Cara Therapeutics, Inc. completed its successful, first-in-man Phase 1 clinical trial using Unigene’s oral formulation of Cara’s peptide-based, peripherally-restricted kappa opioid receptor agonist, CR845. The trial was a single-center, double-blind, placebo-controlled study to evaluate the pharmacokinetics (PK), safety and pharmacodynamics of CR845 in healthy volunteers.  CR845 oral capsules were formulated using Unigene’s validated, proprietary oral peptide delivery technology under a Manufacturing and Clinical Supply Agreement established in May 2011.

A copy of the press release is attached hereto as Exhibit 99.1 and it is incorporated by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document Description
99.1	Press release, dated April 3, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Gregory T. Mayes
Gregory T. Mayes, Chief Business Officer

Date: April 3, 2012

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press release, dated April 3, 2012